                       NEW ENGLAND LIFE INSURANCE COMPANY

                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                         ZENITH SURVIVORSHIP LIFE 2002
                         ENTERPRISE EXECUTIVE ADVANTAGE

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                      Supplement dated January 3, 2006 to
                         Prospectuses dated May 1, 2005

This supplement updates certain information contained in the prospectuses for the above-referenced variable life insurance policies.

The following paragraphs replace the corresponding paragraphs that appear under DISTRIBUTION OF THE POLICIES in the prospectuses.

     Receipt of the cash and non-cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

     Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, Metropolitan Life Insurance Company ("MetLife"), the portion that MetLife passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.